WARRANT


THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, TRANSFERRED OR OFFERED FOR SALE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

Warrant  D-3
December  1,  2000


              Warrant to Purchase 50,000 Shares of Common Stock of
                          Telscape International, Inc.

     Telscape International, Inc., a Texas corporation (the "COMPANY"), hereby acknowledges that James H. Dorsey III ("Investor"), or any other Warrant Holder is entitled, on the terms and conditions set forth below, to purchase from the Company, at any time after the date hereof and continuing for four years thereafter (and ending on the fourth anniversary of the date hereof), the above number of fully paid and nonassessable shares of Common Stock, par value $0.001 per share, of the Company (the "COMMON STOCK") at the Purchase Price (hereinafter defined), as the same may be adjusted pursuant to Section 5 herein.
                                                               ---------

     1.     DEFINITIONS.  All  terms not otherwise defined herein shall have the
            -----------
meanings  given  such  terms  in  the  Agreement.

          (a) "AGREEMENT" shall mean the Modification Agreement of even date herewith between the Company and the Investor.

          (b)  "INVESTOR"  shall  mean  James  H.  Dorsey  III.

          (c)  "PURCHASE  PRICE"  shall  be  $1.125  per  share.

          (d) "WARRANT HOLDER" shall mean the Investor or any permitted assignee of all or any portion of this Warrant.

          (e) "WARRANT SHARES" shall mean the shares of Common Stock or other securities issuable upon exercise of this Warrant.

          (f) Other capitalized terms used herein which are defined in the Agreement shall have the same meanings herein as therein.

     2.     EXERCISE  OR  EXCHANGE  OF  WARRANT.

          (a) This Warrant may be exercised by the Warrant Holder, in whole or in part, at any time and from time to time by surrender of this Warrant, together with the form of exercise attached hereto as Exhibit A (the "EXERCISE FORM") duly executed by Warrant Holder, together with the full Purchase Price (as defined in Section 1) for each share of Common Stock as to which this Warrant is exercised, to the Company at the address set forth in Section 15 hereof. At the option of the Warrant Holder, payment of the Purchase Price may be made either by (i) certified check payable to the order of the Company, (ii) surrender of certificates then held representing, or deduction from the number of shares issuable upon exercise of this Warrant, of that number of shares which has an aggregate fair market value (as defined below) on the date of exercise equal to the aggregate Purchase Price for all shares to be purchased pursuant to this Warrant or (iii) by any combination of the foregoing methods.

          In the event that the Warrant is not exercised in full, the number of Warrant Shares shall be reduced by the number of such Warrant Shares for which this Warrant is exercised, and the Company, at its expense, shall forthwith issue and deliver to or upon the order of the Warrant Holder a new Warrant of like tenor in the name of the Warrant Holder or as the Warrant Holder may request, reflecting such adjusted Warrant Shares.

          (b) The "DATE OF EXERCISE" of the Warrant shall be the date that the completed Exercise Form is delivered to the Company, together with the original Warrant and payment in full of the Purchase Price.

     3.     DELIVERY  OF  STOCK  CERTIFICATES.
            ---------------------------------

          (a) Subject to the terms and conditions of this Warrant, as soon as practicable after the exercise of this Warrant in full or in part, and in any event within five (5) business days (as defined in the Securities Purchase Agreement) thereafter, the Company at its expense (including, without limitation, the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Warrant Holder, or as the Warrant
Holder may lawfully direct, a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock to which the Warrant Holder shall be entitled on such exercise, together with any other stock or other securities or property (including cash, where applicable) to which the Warrant Holder is entitled upon such exercise in accordance with the provisions hereof.

          (b) This Warrant may not be exercised as to fractional shares of Common Stock. In the event that the exercise of this Warrant, in full or in part, would result in the issuance of any fractional share of Common Stock, then in such event the Warrant Holder shall be entitled to cash equal to the fair market value of such fractional share. For purposes of this Warrant, "fair market value" shall equal the closing bid price of the Common Stock on the Nasdaq National Market or Small-Cap Market, the American Stock Exchange or the New York Stock Exchange, whichever is the principal trading exchange or market for the Common Stock (the "PRINCIPAL MARKET") on the date of exercise hereof, or if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on the Nasdaq National Market or Small-Cap Market, the closing bid price on the over-the-counter market as furnished by any New

York Stock Exchange member firm that makes a market in the Common Stock reasonably selected from time to time by the Company for that purpose, or, if the common Stock is not traded over-the-counter and the average price cannot be determined as contemplated above, the fair market value of the Common Stock shall be as reasonably determined in good faith by the Company's Board of Directors.

     4.     COVENANTS  OF  THE  COMPANY.
            ---------------------------

          (a) The Company shall take all necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, including, without limitation, the notification of the Principal Market, for the legal and valid issuance of this Warrant and the Warrant Shares to the Warrant Holder.

          (b) From the date hereof through the last date on which this Warrant is exercisable, the Company shall take all steps necessary and within its control to insure that the Common Stock remains listed or quoted on the Principal Market and shall not amend its Articles of Incorporation or By-Laws so as to adversely affect any rights of the Warrant Holder under this Warrant; provided, however, that increasing the number of authorized shares shall not be deemed a material adverse effect.

          (c) The Company shall at all times reserve and keep available, solely for issuance and delivery as Warrant Shares hereunder, such shares of Common Stock as shall from time to time be issuable as Warrant Shares.

          (d) The Warrant Shares, when issued in accordance with the terms hereof; will be duly authorized and, when paid for or issued in accordance with the terms hereof, shall be validly issued, fully paid and non-assessable. The Company has authorized and reserved for issuance to the Warrant Holder the requisite number of shares of Common Stock to be issued pursuant to this Warrant.

          (e) With a view of making available to the Warrant Holder the benefits of Rule 144 promulgated under the Securities Act ("RULE 144") and any other rule or regulation of the Securities and Exchange Commission (the "SEC"), that may at any time permit Warrant Holder to sell securities of the Company to the public without registration, the Company agrees to use its best efforts to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, at all times; and (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act.

     5.     ADJUSTMENT  OF  PURCHASE  PRICE AND NUMBER OF SHARES.  The number of
            ----------------------------------------------------
and kind of securities purchasable upon the exercise of this Warrant and the Purchase Price shall be subject to adjustment from time to time as follows:

          (a) SUBDIVISIONS, COMBINATIONS AND OTHER ISSUANCES. If the Company shall at any time after the date hereof but prior to the expiration of this Warrant subdivide its outstanding securities as to which purchase rights under this Warrant exist, by split-up, spin-off, or otherwise, or combine its outstanding securities as to which purchase rights under this Warrant exist, the number of Warrant Shares as to which this Warrant is exercisable as of the date of such subdivision, split-up, spin-off or combination shall forthwith be proportionately increased in the case of a subdivision, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the Purchase Price, but the aggregate purchase price payable for the total number of Warrant Shares purchasable under this Warrant as of such date shall remain the same.

          (b) STOCK DIVIDEND. If at any time after the date hereof the Company declares a dividend or other distribution on Common Stock payable in Common Stock or other securities or rights convertible into or exchangeable for Common Stock ("COMMON STOCK EQUIVALENTS"), without payment of any consideration by holders of Common Stock for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon exercise or conversion thereof), then the number of shares of Common Stock for which this Warrant may be exercised shall be increased as of the record date (or the date of such dividend distribution if no record date is set) for determining which holders of Common Stock shall be entitled to receive such dividends, in proportion to the increase in the number of outstanding shares (and shares of Common Stock issuable upon conversion of all such securities convertible into Common Stock) of Common Stock as a result of such dividend, and the Purchase Price shall be adjusted so that the aggregate amount payable for the purchase of all the Warrant Shares issuable hereunder immediately after the record date (or on the date of such distribution, if applicable), for such dividend shall equal the aggregate amount so payable).

          (c) OTHER DISTRIBUTIONS. If at any time after the date hereof the Company distributes to holders of its Common Stock, other than as part of a dissolution or liquidation or the winding up of its affairs, any shares of its capital stock, any evidence of indebtedness or any of its assets without payment of any consideration by holders of Common Stock (other than cash, Common Stock or securities convertible into or exchangeable for Common Stock), then, in any such case, the Warrant Holder shall be entitled to receive, upon exercise of this Warrant, with respect to each share of Common Stock issuable upon such exercise, the amount of cash or evidences of indebtedness or other securities or assets which such Warrant Holder would have been titled to receive with respect to each such share of Common Stock as a result of the happening of such event had this Warrant been exercised immediately prior to the record date or other date determining the shareholders entitled to participate in such distribution (the "DISTRIBUTION DATE").

          (d) MERGER, CONSOLIDATION, ETC. If at any time after the date hereof there shall be a merger or consolidation of the Company with or into, or a transfer of all or substantially all of the assets of the Company to, another entity (a "CONSOLIDATION EVENT"), then the Warrant Holder shall be entitled to receive upon such transfer, merger or consolidation becoming effective, and upon payment of the aggregate Purchase Price then in effect, the number of shares or other securities or property of the Company or of the successor corporation resulting from such merger or consolidation, which would have been received by Warrant Holder for the shares of stock subject to this Warrant had this Warrant been exercised immediately prior to such transfer, merger or consolidation becoming effective or to the applicable record date thereof, as the case may be. The Company shall not effect any Consolidation Event unless the resulting successor or acquiring entity (if not the Company) assumes by written instrument the obligation to deliver to the Warrant Holder such shares of stock and/or securities as the Warrant Holder is entitled to receive had this Warrant been exercised in accordance with the foregoing.

          (e) RECLASSIFICATION, ETC. If at any time after the date hereof there shall be a reclassification or any securities as to which purchase rights under this Warrant exist, into the same or a different number of securities of any other class or classes, then the Warrant Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Purchase Price then in effect, the number of shares or other securities or property resulting from such reorganization or reclassification, which would have been received by the Warrant Holder for the shares of stock subject to this Warrant had this Warrant at such time been exercised.

          (f) ADJUSTMENTS; ADDITIONAL SHARES, SECURITIES OR ASSETS. In the event that at any time, as a result of an adjustment made pursuant to this Section 5,
                                                                      ---------
the Warrant Holder shall, upon exercise of this Warrant, become entitled to receive shares and/or other securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this Section 5.
                                                            ----------

     6.     NO  IMPAIRMENT.  The  Company will not, by amendment of its Articles
            --------------
of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrant Holder against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any Warrant Shares above the amount payable therefor on such exercise, and (b) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares on the exercise of this Warrant.

     7.     NOTICE  OF  ADJUSTMENTS;  NOTICES.  Whenever  the  Purchase Price or
            ---------------------------------
number  of  Warrant  Shares  purchasable hereunder shall be adjusted pursuant to
Section  5  hereof,  the Company shall execute and deliver (by first class mail,
   -------
postage prepaid) to the Warrant Holder a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, and the Purchase Price and number of shares purchasable hereunder after giving effect to such adjustment.

     8.     RIGHTS  AS  SHAREHOLDER.  Prior  to  exercise  of  this Warrant, the
            -----------------------
Warrant Holder shall not be entitled to any rights as a shareholder of the Company with respect to the Warrant Shares, including (without limitation) the right to vote such shares, receive dividends or other distributions thereon or be notified of stockholder meetings. However, in the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Company shall mail to each Warrant Holder, at least 10 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

     9.     REPLACEMENT  OF  WARRANT.  Upon  receipt  of  evidence  reasonably
            ------------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of the Warrant and, in the case of any such loss, theft or destruction of the Warrant, upon delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     10.     CONSENT TO JURISDICTION.  THE PARTIES (i) HEREBY IRREVOCABLY SUBMIT
             -----------------------
TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT LOCATED IN THE CITY OF HOUSTON OR ANY STATE COURT LOCATED IN THE CITY OF HOUSTON, TEXAS FOR THE PURPOSES OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS WARRANT AND (ii) HEREBY WAIVE, AND AGREE NOT TO ASSERT IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURT, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER. THE PARTIES CONSENT TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS WARRANT AND AGREE THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING IN THIS PARAGRAPH SHALL AFFECT OR LIMIT ANY RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

     11.     ENTIRE  AGREEMENT;  AMENDMENTS.  This  Warrant  and  the  Agreement
             ------------------------------
contain the entire understanding of the parties with respect to the matters covered hereby and thereby. No provision of this Warrant may be waived or amended other than by a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought.

     12.     RESTRICTED  SECURITIES.
             ----------------------

          (a) REGISTRATION OR EXEMPTION REQUIRED. This Warrant has been issued in a transaction exempt from the registration requirements of the Securities Act in reliance upon the provisions of Section 4(2) of the Securities Act of 1933. This Warrant and the Warrant Shares issuable upon exercise of this Warrant may not be resold except pursuant to an effective registration statement or an exemption to the registration requirements of the Securities Act and applicable state laws.

          (b) LEGEND. The Warrant and any Warrant Shares issued upon exercise thereof (until a registration statement has been declared effective by the SEC with respect to the Warrant Shares, at which time, such legend shall be removed, and the Warrant Shares shall be freely tradeable), shall bear the following legend:

           THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES
           ACT"), OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

          (c) ASSIGNMENT. Assuming the conditions of (a) above regarding registration or exemption have been satisfied, the Warrant Holder may sell, transfer, assign, pledge or otherwise dispose of this Warrant, in whole or in part. The Warrant Holder shall deliver a written notice to Company, substantially in the form of the Assignment attached hereto as Exhibit B, indicating the person or persons to whom the Warrant shall be assigned and the respective number of Warrants to be assigned to each assignee. The Company shall effect the assignment within ten (10) days, and shall deliver to the assignee(s) designated by the Warrant Holder after delivery to the Company of the original Warrant or Warrants for cancellation, a Warrant or Warrants of like tenor and terms for the appropriate number of shares.

     13.     NOTICES.  Any  notice  or other communication required or permitted
             -------
to be given hereunder shall be in writing and shall be effective (a) upon hand delivery or delivery by facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The address for such communications shall be:

     to  the  Company:     Telscape  International,  Inc.
                           1325  North  Meadow  Parkway
                           Roswell,  GA  30076
                           Attention:  Peter  Alexander,  President
                           Facsimile  No.:  (770)  319-2834

   to the Warrant Holder:  James  H.  Dorsey  III
                           110  Atlantic  Avenue
                           Suite  210
                           Delray  Beach,  Florida  33444
                           Facsimile  No.:  (561)  330-9989

     Either party hereto may from time to time change its address or facsimile number for notices under this Section 14 by giving at least 10 days prior
                                   -----------
written notice of such changed address or facsimile number to the other party hereto.

     14.     MISCELLANEOUS.  This  Warrant  and  any term hereof may be changed,
             -------------
waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of Texas. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

                                                  TELSCAPE  INTERNATIONAL,  INC.


                                                  By:_______________________
                                                     _______________________
                                                          President

                                    EXHIBIT A

                            FORM OF WARRANT EXERCISE
                            ------------------------

I/we hereby exercise Telscape International, Inc. (the "Company") Common Stock Purchase Warrant #___________________.

(a)     Number of Shares of the Company common stock covered in Purchase Warrant
#_____________

(b)     Total  Exercise  price  (_________  per  share)     $____________


______________________________          ____________________________________
Signature                              Employment  Identification  Number

_____________________________________________________________________________
Name  (please  print)

_____________________________________________________________________________
Address
_____________________________________________________________________________

_____________________________________________________________________________


___________________________________
Telephone  Number
______________________________          ____________________________________
Signature                              Employment  Identification  Number

_____________________________________________________________________________
Name  (please  print)

_____________________________________________________________________________
Address
_____________________________________________________________________________

_____________________________________________________________________________


___________________________________
Telephone  Number

I  wish  to  register  my  shares  of  the  Company  common  stock  as  follows:

a.     (  )     Individual  Ownership
b.     (  )     Husband  and  Wife  as  Community  Property
(c)    (  )     Joint  Tenants  w/Right  to  Survivorship  (JTRS)
(d)    (  )     Tenants  in  Common
(e)    (  )     Other____________________________________

Dated:                    ,  20__.

                                       10
                                    EXHIBIT B

                               FORM OF ASSIGNMENT
                               ------------------

     (To be executed by the registered Warrant Holder desiring to transfer the
                                    Warrant)

     FOR VALUE RECEIVED, the undersigned holder of the attached Warrant hereby sells, assigns and transfers unto the persons below named the right to purchase ________ shares of the Common Stock of TELSCAPE INTERNATIONAL, INC. evidenced by the attached Warrant and does hereby irrevocably constitute and appoint ______________ attorney to transfer the said Warrant on the books of the Company, with full power of substitution in the premises.

Dated:


__________________________________
Signature

Fill  in  for  new  Registration  of  Warrant:


__________________________________
Name


__________________________________
Address


__________________________________
Please  print  name  and  address  of  assignee
(including  zip  code  number)

NOTICE: The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.